UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Retractable Technologies, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

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(4) Date Filed:

***Exercise Your Right to Vote***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on December 27, 2016.

RETRACTABLE TECHNOLOGIES, INC.

Meeting Information

Meeting Type:       Special Meeting

For holders as of:  November 7, 2016

Date: December 27, 2016 Time: 11 a.m. Central Time

Location: Little Elm Town Hall

100 West Eldorado Parkway

Little Elm, Texas 75068

RETRACTABLE TECHNOLOGIES, INC. 511 LOBO LANE LITTLE ELM, TX 75068-5295

You are receiving this communication because you hold shares in the company named above.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet.  You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT                                     SHAREHOLDER LETTER

How to View Online:

Have the information that is printed in the box marked by the arrow   XXXX XXXX XXXX XXXX      (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one.  There is NO charge for requesting a copy.  Please choose one of the following methods to make your request:

1) BY INTERNET:     www.proxyvote.com

2) BY TELEPHONE:  1-800-579-1639

3) BY E-MAIL*:          sendmaterial@proxyvote.com

*  If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow   XXXX XXXX XXXX XXXX      (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor.  Please make the request as instructed above on or before December 20, 2016 to facilitate timely delivery.

— How To Vote —

Please Choose One of the Following Voting Methods

Vote In Person: At the meeting, you will need to request a ballot to vote these shares. To obtain directions or other information about voting in person at the meeting, please call the company at (888) 806-2626.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com.  Have the information that is printed in the box marked by the arrow   XXXX XXXX XXXX XXXX      (located on the following page) available and follow the instructions.

Vote by Telephone: To vote now by telephone, call 1-800-690-6903. Use any touch-tone telephone to transmit your voting instructions. Have your proxy card in hand when you call and follow the instructions.

Vote By Mail: Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

Voting Items

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “AGAINST” THE FOLLOWING PROPOSAL	For	Against	Abstain

1. APPROVAL OF THE OPTION GRANT TO THOMAS J. SHAW.	☐	☐	☐

Please indicate if you plan to attend this meeting.	Yes	No	Change of Address/Comments
	☐	☐	Please print new address or comments in the box below

PROXY FOR COMMON STOCK

RETRACTABLE TECHNOLOGIES, INC.

511 Lobo Lane

Little Elm, Texas 75068-5295

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby acknowledges receipt of the Notice of the Special Meeting of Shareholders of Retractable Technologies, Inc. (the “Company”) to be held on December 27, 2016, at 11:000 a.m., Central time, at Little Elm Town Hall located at 100 West Eldorado Parkway, Little Elm, Texas 75068 (the “Special Meeting”), and the Proxy Statement in connection therewith, and appoints Thomas J. Shaw and Douglas W. Cowan, and each of them, individually, as the lawful agents and proxies of the undersigned (with all powers the undersigned would possess if personally present, including full power of substitution), and hereby authorizes each of them to represent and to vote, as designated on the reverse side, all the shares of Common Stock of the Company held of record by the undersigned as of the close of business on November 7, 2016, at the Special Meeting or any adjournment or postponement thereof.

At the Special Meeting, the following matter proposed by the Company’s Board of Directors will be voted on by the holders of Common Stock:

1.  Approval of the Option Grant to Thomas J. Shaw

There are no other matters to be approved or considered at the Special Meeting.

Authorized Signatures – This section must be completed for your instructions to be executed.

Please sign exactly as your name(s) appear(s) hereon.  All holders must sign.  When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. If a corporation, please sign in full corporate name by authorized officer.  If a partnership. Please sign in partnership name by authorized person.

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Signature 1 – (Please sign on line)	Signature 2 – (Joint Owners)	Date – (Please print date)